                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-17217

EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2001
--------------------------------------------------------------------------------

This Prospectus describes the seven (7) Portfolios* offered by EQ Advisors Trust and the Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.


           DOMESTIC PORTFOLIOS                 INTERNATIONAL STOCK PORTFOLIOS
           -------------------                 ------------------------------
       EQ/Lazard Small Cap Value**          EQ/Capital Guardian International**
        EQ/Putnam Investors Growth            EQ/International Equity Index**
          EQ/Small Company Index               EQ/Putnam International Equity

                                                   FIXED INCOME PORTFOLIO
                                                   ----------------------
                                                 EQ/J.P. Morgan Core Bond**

* All of these Portfolios may not be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

** Effective May 18, 2001, the names of all of the Portfolios will include
   "EQ/".
  ------------------------------------------------------------------------------

 YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Version 19

Overview
--------------------------------------------------------------------------------

EQ ADVISORS TRUST

This Prospectus tells you about the seven (7) current Portfolios of EQ Advisors Trust ("Trust") and the Class IB shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust, except for the EQ/Lazard Small Cap Value Portfolio are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.


Equitable currently serves as the Manager of the Trust. In such capacity, subject always to the direction and control of the Trustees of the Trust, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers;
(iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser.


Information about the Advisers for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager recommends Advisers for each Portfolio to the Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select new or additional Advisers for each of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

Table of contents
--------------------------------------------------------------------------------


 1. SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                             4
------------------------------------------------

 2. ABOUT THE INVESTMENT PORTFOLIOS            6
------------------------------------------------
   DOMESTIC PORTFOLIOS                         7
      EQ/Lazard Small Cap Value                7
      EQ/Putnam Investors Growth               9
      EQ/Small Company Index                  10
   INTERNATIONAL STOCK PORTFOLIOS             11
      EQ/Capital Guardian International       11
      EQ/International Equity Index           13
      EQ/Putnam International Equity          15
   FIXED INCOME PORTFOLIO                     17
      EQ/J.P. Morgan Core Bond                17

 3. MORE INFORMATION ON PRINCIPAL RISKS       19
------------------------------------------------

 4. MANAGEMENT OF THE TRUST                   22
------------------------------------------------
   The Trust                                  22
   The Manager                                22
   Expense Limitation Agreement               23
   The Advisers                               23
   The Administrator                          24
   The Transfer Agent                         24
   Brokerage Practices                        24
   Brokerage Transactions with Affiliates     24

 5. FUND DISTRIBUTION ARRANGEMENTS            25
------------------------------------------------

 6. PURCHASE AND REDEMPTION                   26
------------------------------------------------

 7. HOW ASSETS ARE VALUED                     27
------------------------------------------------

 8. TAX INFORMATION                           28
------------------------------------------------

 9. FINANCIAL HIGHLIGHTS                      29
------------------------------------------------

 10. PRIOR PERFORMANCE OF EACH ADVISER        36
------------------------------------------------

1. Summary information concerning EQ Advisors Trust
--------------------------------------------------------------------------------

The following chart highlights the seven (7) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks," which more fully describes each of the principal risks, is provided beginning on page 19.


------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                          INVESTMENT OBJECTIVE(S)
------------------------------------------------------------------------------------------------------------------------
EQ/LAZARD SMALL CAP VALUE                          Seeks capital appreciation by investing in equity securities of U.S.
                                                   companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the
                                                   Adviser considers inexpensively priced relative to the return on total capital or equity
------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH                         Seeks long-term growth of capital and any increased income that results from this growth

------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX                             Seeks to replicate as closely as possible (before the deduction of
                                                   Portfolio expenses) the total return of the Russell 2000 Index

------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                          INVESTMENT OBJECTIVE(S)
------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN INTERNATIONAL                  Seeks long-term growth of capital by investing primarily in non-United States equity securities
------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY INDEX                      Seeks to replicate as closely as possible (before deduction of
                                                   Portfolio expenses) the total return of the MSCI EAFE Index
------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY                     Seeks capital appreciation

------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST FIXED INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                          INVESTMENT OBJECTIVE(S)
------------------------------------------------------------------------------------------------------------------------
EQ/J.P. MORGAN CORE BOND                           Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                        PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of small-cap U.S. companies in the range of          General investment, small-cap and mid-cap company, value
companies included in the Russell 2000 Index that the Adviser          investing, and non-diversification risks
believes are undervalued based on their return on equity or capital

--------------------------------------------------------------------------------------------------------------------------------
Common stocks and convertible securities of companies whose            General investment, growth investing, mid-cap company,
earnings are believed likely to grow faster than the economy as a      foreign securities and derivatives risks
whole
--------------------------------------------------------------------------------------------------------------------------------
Common stocks of small-cap companies in the Russell 2000 Index         General investment, index-fund, small-cap and mid-cap
                                                                       company, and derivatives risks
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                        PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------------------
Non-U.S. equity securities primarily of companies located in Europe,   General investment, foreign securities, growth
Canada, Australia, and the Far East                                    investing, and derivatives risks
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of companies in the MSCI EAFE Index                  General investment, index-fund, foreign securities,
                                                                       liquidity, and derivatives risks
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of foreign companies                                 General investment, foreign securities, small-cap and
                                                                       mid-cap company, liquidity, and derivatives risks
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                        PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------------------
Investment grade securities rated BBB/Baa or better at the time of     General investment, fixed income, liquidity, portfolio
purchase (including foreign issuers)                                   turnover, derivatives, and foreign securities risks
--------------------------------------------------------------------------------------------------------------------------------

2. About the investment portfolios
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of:
(i) its investment management fees; and (ii) its other expenses. These rates are not the same as of the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

THE RUSSELL 1000(Reg. TM) GROWTH INDEX ("Russell 1000 Growth") is an unmanaged list of common stocks that measures the performance of Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. For a description of the Russell 3000 Index, see "The Russell 3000 Index" below. It is compiled by the Frank Russell Company.

THE RUSSELL 2000(Reg. TM) INDEX ("Russell 2000") is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.

THE RUSSELL 2000(Reg. TM) VALUE INDEX ("Russell 2000 Value") is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.

THE RUSSELL 3000(TM) INDEX ("Russell 3000 Index") is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is compiled by the Frank Russell Company.

SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX ("SAL BIG") is an unmanaged weighted index that contains approximately 4,700 individually priced investment grade bonds.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

DOMESTIC PORTFOLIOS

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation by investing in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity.


THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that invests primarily in equity securities of U.S. companies with small market capitalizations that the Adviser believes are undervalued based on their return on equity or capital. The Portfolio will have characteristics similar to the Russell 2000 Index. The equity securities that may be purchased by the Portfolio include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.


   For more information on The Russell 2000, see the preceding section "The Benchmarks".

   A Portfolio may be considered to be "non-diversified" for federal securities law purposes because it invests in a limited number of securities. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

In selecting investments for the Portfolio, the Adviser looks for equity securities of companies that have one or more of the following characteristics:
(i) are undervalued relative to their earnings, cash flow or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years; (iii) are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power; (iv) have low projected price to earnings or price-to-cash flow multiples; (v) have the potential to become a larger factor in the company's business; (vi) have significant debt but have high levels of free cash flow; and (vii) have a relatively short corporate history with the expectation that the business may grow.

Although the Portfolio will principally invest at least 80% of its assets in small capitalization securities, the Portfolio may also invest up to 20% of its assets in larger capitalization equity securities or investment grade debt securities.

When market or financial conditions warrant, the Portfolio may invest without limitation in short-term money market instruments or hold its assets in cash for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 19.

o Value Investing Risk
o Small-Cap and Mid-Cap Company Risk
o Non-Diversification Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results. The Portfolio's inception date was January 1, 1998.


CALENDAR YEAR ANNUAL TOTAL RETURN

                               [GRAPHIC OMITTED]


                  -7.03%              1.66%                18.56%

                   1998               1999                  2000





 Best quarter:                       Worst quarter:
 19.39% (1999 2nd Quarter)           (20.10)% (1998 3rd Quarter)


 AVERAGE ANNUAL TOTAL RETURNS
                                                           SINCE
                                           ONE YEAR      INCEPTION
 EQ/Lazard Small Cap Value Portfolio         18.56%         3.86%
 Russell 2000 Value Index*,**                22.83%         4.22%
 Russell 2000 Index*                         (3.02)%        4.65%

 * For more information on this index, see the preceding section "The
   Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO

LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is reg-istered as an investment adviser with the SEC. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management.

HERBERT W. GULLQUIST, LEONARD M. WILSON and PATRICK MULLIN are the Portfolio Managers responsible for the day-to-day management of the Portfolio. Mr. Gullquist, a Vice-Chairman, Managing Director and Chief Investment Officer of LAM, has been with LAM since 1982 and has been managing the Portfolio since its inception. Mr. Wilson, a Director of LAM, has been with LAM since 1988 and has been managing the Portfolio since January 2001. Mr. Mullin, a Senior Vice President of LAM, has been with LAM since February 1998 and has been managing the Portfolio since January 2001. Prior thereto, he was associated with Target Capital Management from February 1997; and prior thereto, he was associated with Dillon, Read & Co, Inc. since September 1992.

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital and any increased income that results from this growth.


THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of companies with market capitalizations of $3 billion or more. The Adviser gives consideration to growth potential rather than to dividend income. Although the Portfolio primarily invests in large cap securities, it may also purchase securities of medium-sized companies having a proprietary product or profitable market niches and the potential to grow very rapidly.

The Adviser invests mostly in "growth" stocks whose earnings the Adviser believes are likely to grow faster than the economy as a whole. The Adviser evaluates a company's future earnings potential and dividends, financial strength, working assets and competitive position in its industry.

Although the Portfolio invests primarily in U.S. stocks, the Portfolio may invest without limit in securities of foreign issuers that are traded in U.S. public markets. It may also, to a lesser extent, invest in securities of foreign issuers that are not traded in U.S. public markets.

The Portfolio may also engage in a variety of transactions involving derivatives, such as futures, options, warrants and swaps and may also invest in convertible securities, preferred stocks and debt securities.

When market or financial conditions warrant, the Portfolio may invest without limit in debt securities, preferred stocks, United States Government and agency obligations, cash or money market instruments, or any other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 19.

o Growth Investing Risk
o Mid-Cap Company Risk
o Derivatives Risk
o Foreign Securities Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results and if reflected the results would be reduced. The inception date for the Portfolio is May 1, 1997.


CALENDAR YEAR ANNUAL TOTAL RETURN

                               [GRAPHIC OMITTED]


                         36.27%        30.24%         -17.79%

                         1998           1999           2000

 Best quarter:                       Worst quarter:
 25.29% (1998 4th Quarter)           (11.25)% (1998 First Quarter)


 AVERAGE ANNUAL TOTAL RETURNS
                                                             SINCE
                                             ONE YEAR      INCEPTION
 EQ/Putnam Investors Growth Portfolio
  - Class IB Shares                           (17.79)%       17.71%
 Russell 1000 Growth Index*,**                (22.42)%       16.42%
 S&P 500 Index*                                (9.10)%       16.19%

 * For more information on this index, see the preceding section "The
   Benchmarks."
** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO

PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, L.L.C., a wholly-owned subsidiary of Putnam Investments Trust, which is itself a subsidiary of Marsh & McLennan Companies, Inc.

The Portfolio Managers, responsible for the day-to-day management of the Portfolio since its inception, are: C. BETH COTNER, who has been employed by Putnam Management as an investment professional* since 1995; and RICHARD B. ENGLAND, who has been employed by Putnam Management as an investment professional* since 1992; and MANUAL WEISS HERRERRO, who has been employed by Putnam Management as an investment professional* since 1987. (*Investment professional means that the manager was either a portfolio manager or analyst.)

EQ/SMALL COMPANY INDEX PORTFOLIO


INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000").


THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as "optimization." This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio's liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio's total investment characteristics similar to those of the Russell 2000 as a whole.


   For more information on The Russell 2000, see the preceding section "The Benchmarks." The Portfolio is neither sponsored by nor affiliated with the Frank Russell Company, which is the owner of the trademarks and copyrights relating to the Russell indices.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are considered to be derivatives.

The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.


THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 19.

o Index Fund Risk
o Small-Cap and Mid-Cap Company Risk
o Derivatives Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing the yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio's commencement date was January 1, 1998.




 CALENDAR YEAR ANNUAL TOTAL RETURN

                               [GRAPHIC OMITTED]


                   -2.27%         20.68%         -3.43%

                    1998           1999           2000

 Best quarter:                       Worst quarter:
 18.52% (1999 4th Quarter)           (19.52)% (1998 3rd Quarter)


 AVERAGE ANNUAL TOTAL RETURNS
                                                         SINCE
                                         ONE YEAR      INCEPTION
 EQ/Small Company Index Portfolio          (3.43)%        4.43%
 Russell 2000 Index*                       (3.02)%        4.65%

* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO

DEUTSCHE ASSET MANAGEMENT INC. ("DAMI"), 130 Liberty Street, New York, New York 10006. DAMI, or its predecessor, Bankers Trust Company, has been the Adviser to the Portfolio since it commenced operations. Bankers Trust Company and DAMI are both subsidiaries of Deutsche Bank AG. DAMI was founded in 1838 as Morgan Grenfell, Inc., and has provided asset management services since 1953. As of September 30, 2000, DAMI had approximately $16.4 billion under management.

INTERNATIONAL STOCK PORTFOLIOS

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO


INVESTMENT OBJECTIVE: To achieve long-term growth of capital by investing primarily in non-U.S. equity securities.


THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. While the assets of the Portfolio can be invested with geographic flexibility, the Portfolio will emphasize investment in securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices and where it conducts its principal operations.

The Portfolio primarily invests in common stocks, warrants, rights, and non-convertible preferred stock. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody's or S&P (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S. currencies.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.


THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 19.

o Foreign Securities Risk

   Emerging Market Risk

   Regulatory Risk

o Growth Investing Risk

o Derivatives Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 2000, the Portfolio's first full year of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The commencement date for this Portfolio is May 1, 1999.


 CALENDAR YEAR ANNUAL TOTAL RETURN

                               [GRAPHIC OMITTED]



                                    -19.19%

                                     2000


 Best quarter:                       Worst quarter:
 2.55% (2000 1st Quarter)            (11.06)% (2000 3rd Quarter)



 AVERAGE ANNUAL TOTAL RETURNS
                                                          SINCE
                                         ONE YEAR       INCEPTION
 EQ/Capital Guardian International
 Portfolio                                 (19.19)%        8.11%
 MSCI EAFE Index*                          (14.17)%        1.96%

 * For more information on this index, see the preceding section "The
   Benchmarks."


WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individu-ally managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:


DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

HARTMUT GIESECKE. Hartmut Giesecke is Chairman of the Board of Capital's Japanese investment management subsidiary, Capital International K.K., and Managing Director Asia-Pacific, Capital Group International, Inc. He is also a Senior Vice President and a Director of Capital International Research, Inc. and Capital International, Inc. He joined the Capital Guardian organization in 1972.

ARTHUR J. GROMADZKI. Arthur Gromadzki is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. He also serves as a Research Portfolio Coordinator for diversified and concentrated Global Equity Research Portfolios. He joined the Capital Guardian organization in 1987.

RICHARD N. HAVAS. Richard Havas is a Senior Vice President and a portfolio manager for Capital Guardian and Capital International Limited. He is also a Senior Vice President and Director for Capital Guardian (Canada), Inc. and Capital International Research, Inc. He joined the Capital Guardian organization in 1986.

NANCY J. KYLE. Nancy Kyle is a Senior Vice President and a Director and member of the Executive Committee of Capital Guardian. She is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. She is an international equity and emerging markets portfolio manager. She joined the Capital Guardian organization in 1991.

CHRISTOPHER A. REED. Christopher A. Reed is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan and Pacific Basin portfolios and research responsibilities for the Japanese financial sector. He joined the Capital Guardian organization in 1994.

ROBERT RONUS. Robert Ronus is President and a Director of Capital Guardian. He is also Chairman of the Board of Capital International Research, Inc. Chairman of the Board and a Director of Capital Guardian (Canada), Inc., a Director of The Capital Group Companies, Inc. and Capital Group International, Inc., and a Senior Vice President of Capital International S.A. and Capital International Limited. He joined the Capital Guardian organization in 1972.

LIONEL M. SAUVAGE. Lionel Sauvage is a Senior Vice President and portfolio manager for Capital Guardian and a Vice President and a Director for Capital International Research, Inc. He joined the Capital Guardian organization in 1987.

NILLY SIKORSKY. Nilly Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective S.A., Managing Director-Europe and a Director of Capital Group International, Inc., as well as a Director of The Capital Group Companies, Inc., Capital International Limited, and Capital International K.K. She joined the Capital Guardian organization in 1962.

RUDOLF M. STAEHELIN. Rudolf Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A. He is a portfolio manager for Capital Guardian, Capital International S.A., and Capital International Limited. He joined the Capital Guardian organization in 1981.

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index.


THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of companies included in the MSCI EAFE Index. The Portfolio is constructed to have aggregate investment characteristics similar to those of the MSCI EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the MSCI EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which securities should be purchased or sold in order to replicate the MSCI EAFE index.


   For more information on the MSCI EAFE Index see the preceding section "The Benchmarks." The MSCI EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the MSCI EAFE Index or any data included therein.

Over time, the correlation between the performance of the Portfolio and the MSCI EAFE Index is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the MSCI EAFE Index may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the MSCI EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the MSCI EAFE Index, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.


The Portfolio may invest to a lesser extent in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the MSCI EAFE Index.


Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the MSCI EAFE Index while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or MSCI EAFE Index. These instruments are considered to be derivatives.


THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 19.

o Index Fund Risk

o Foreign Securities Risk

   Regulatory Risk

o Liquidity Risk

o Derivatives Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's average annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results. The Portfolio's inception date was January 1, 1998.

 CALENDAR YEAR ANNUAL TOTAL RETURN

                               [GRAPHIC OMITTED]


                         20.07%        27.50%         -17.63%

                          1998          1999           2000



 Best quarter:                       Worst quarter:
 20.43% (1998 4th Quarter)           (13.90)% (1998 3rd Quarter)



 AVERAGE ANNUAL TOTAL RETURNS
                                                                 SINCE
                                                ONE YEAR       INCEPTION
 EQ/International Equity Index Portfolio          (17.63)%        8.03%
 MSCI EAFE Index*                                 (14.17)%        9.35%

* For more information on this index, see the preceding section "The
  Benchmarks."

WHO MANAGES THE PORTFOLIO

DEUTSCHE ASSET MANAGEMENT INC. ("DAMI"),130 Liberty Street, New York, New York 10006. DAMI, or its predecessor, Bankers Trust Company, has been the Adviser to the Portfolio since it commenced operations. Bankers Trust Company and DAMI are both subsidiaries of Deutsche Bank AG. DAMI was founded in 1838 as Morgan Grenfell, Inc., and has provided asset management services since 1953. As of September 30, 2000, DAMI had approximately $16.4 billion under management.

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation.


THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of companies located in a number of different countries. Such equity securities normally include common stocks, preferred stocks, securities convertible into common or preferred stocks and warrants. Under normal market circumstances, a majority of the Portfolio's assets will be invested in companies located in at least three different countries outside the United States. The countries in which the Portfolio may invest include emerging market countries.

The Portfolio considers the following to be an issuer of securities located in a country other than the U.S.:

o companies organized under the laws of a country other than the U.S. with a principal office outside the U.S.;

o companies that earn 50% or more of their total revenues from business outside the U.S.;

o companies with 50% or more of their assets located in a country outside of the U.S.; or

o  companies whose securities are principally traded in foreign markets.

The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants, forward and swap contracts on both securities and currencies.

The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size whose earnings the Adviser believes to be in a relatively strong growth trend or whose securities the Adviser considers to be undervalued. The Adviser considers, among other things, a company's financial strength, competitive position in its industry and projected future cash flows and earnings when deciding whether to buy or sell investments.

When market or financial conditions warrant, the Portfolio may invest, without limitation, in securities of any kind, including securities traded primarily in U.S. markets, cash and money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 19.

o  Foreign Securities Risk

     Emerging Market Risk

     Regulatory Risk

o  Small-Cap and Mid-Cap Company Risk

o  Derivatives Risk

o  Liquidity Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results . The inception date for the Portfolio is May 1, 1997.

 CALENDAR YEAR ANNUAL TOTAL RETURN

                               [GRAPHIC OMITTED]


                   19.51%         60.24%         -12.33%

                    1998           1999           2000


 Best quarter:                       Worst quarter:
 36.26% (1999 4th Quarter)           (18.48)% (1998 3rd Quarter)



 AVERAGE ANNUAL TOTAL RETURNS
                                                                  SINCE
                                                 ONE YEAR       INCEPTION
 EQ/Putnam International Equity Portfolio          (12.33)%       18.06%
 MSCI EAFE Index*                                  (14.17)%        8.42%

* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO

PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. Putnam Management is a subsidiary of Putnam Investments, L.L.C., a wholly-owned subsidiary of Putnam Investments Trust, which is itself a subsidiary of Marsh & McLennan Companies, Inc.

The Portfolio Manager, responsible for the day to day management of the Portfolio since the inception of the Portfolio, is OMID KAMSHAD, Managing Director and Chief Investment Officer of Core International

Equity, who has been employed as an investment professional* by Putnam Management since 1996. Prior to January 1996, he was a Director of Investments at Lombard Odier International Portfolio Management Limited and prior to April 1995, he was Director at Baring Asset Management Company. (*Investment professional means that the manager was either a portfolio manager or analyst.)

FIXED INCOME PORTFOLIO

EQ/J.P. MORGAN CORE BOND PORTFOLIO


INVESTMENT OBJECTIVE: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.


THE INVESTMENT STRATEGY

This Portfolio's total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio currently invests all of its assets in investment grade debt securities rated BBB or better by S&P or Baa or better by Moody's or unrated securities of similar quality. In the event the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate in the circumstances.

The Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio based on the Adviser's view of the market and interest rates. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market. These securities principally include U.S. Government and agency securities, corporate securities, private placements, asset-backed securities, mortgage-related securities and direct mortgage obligations. The securities can be of any duration but will generally mature within one year of the Salomon Brothers Broad Investment Grade Bond Index (currently about 5 years). The Portfolio may also use futures contracts to change the duration of the Portfolio's bond holdings.


   Duration is a measure of the weighted average maturity of the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

The Portfolio may also invest up to 25% of its assets in securities of foreign issuers, including up to 20% of its assets in debt securities denominated in currencies of developed foreign countries.


Under normal market conditions, the Portfolio will be primarily invested in bonds. When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in money market securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS

The Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 19.

o Fixed Income Risk

   Interest Rate Risk

   Investment Grade Securities Risk

   Mortgage-backed Securities Risk

o Liquidity Risk

o Portfolio Turnover Risk

o Derivatives Risk

o Foreign Securities Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The Portfolio commenced operations on January 1, 1998.

 CALENDAR YEAR ANNUAL TOTAL RETURN

                               [GRAPHIC OMITTED]


                         9.02%         -1.64%         11.55%

                         1998           1999           2000


 Best quarter:                       Worst quarter:
 4.72% (1998 3rd Quarter)            (1.62)% (1999 2nd Quarter)



 AVERAGE ANNUAL TOTAL RETURNS
                                                        SINCE
                                         ONE YEAR     INCEPTION
 EQ/J.P. Morgan Core Bond Portfolio        11.55%        6.15%
 Salomon Brothers Broad Investment
 Grade Bond Index*                         11.59%        6.36%

* For more information on this index, see the preceding section "The
  Benchmarks."


WHO MANAGES THE PORTFOLIO

J.P. MORGAN INVESTMENT MANAGEMENT INC.
("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036. J.P. Morgan has been the Adviser to the Portfolio since it commenced operations. J.P. Morgan is a registered investment adviser and is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. J.P. Morgan manages portfolios for corporations, governments, endowments, as well as many of the largest corporate retirements plans in the nation.

The Portfolio Managers, responsible for the day to day management of the Portfolio since it commenced operations, are PAUL L. ZEMSKY, a Managing Director of J.P. Morgan and a portfolio manager specializing in quantitative techniques, who joined J.P. Morgan in 1985; and JAY GLADIEUX, a Vice President of J.P. Morgan, and a fixed income portfolio manager, who joined J.P. Morgan in 1997. Prior to joining J.P. Morgan, Mr. Gladieux spent 15 years at Morgan Stanley & Co., primarily in the fixed income division.

3. More information on principal risks
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.


GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

      ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

      CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

      INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

      MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

      INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

      JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. A Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

      CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

      EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

      GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

      POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

      REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

      TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

INDEX-FUND RISK: The EQ/Small Company Index and EQ/International Equity Index Portfolios are not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). The EQ/Small Company Index and EQ/International Equity Index Portfolios utilize a "passive" or "indexing" investment approach and attempt to duplicate the investment performance of the particular index the Portfolio is tracking (i.e., S&P 500 Index, Russell 2000 Index or MSCI EAFE Index) through statistical procedures. Therefore, the Portfolios will invest in the securities in-cluded in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

NON-DIVERSIFICATION RISK: The EQ/Lazard Small Cap Value Portfolio is classified as a "non-diversified" investment company, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of the non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of the Portfolio's investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. However to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and receive pass through tax treatment, the Portfolio at the close of each fiscal quarter, may not have more than 25% of its total assets invested in the securities of any one issuer (excluding U.S. Government obligations) and with respect to 50% of its assets, (i) may not have more than 5% of its total assets invested in the securities of any one issuer and (ii) may not own more than 10% of the outstanding voting securities of any one issuer. The non-diversified Portfolio intends to qualify as a RIC.

PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs that could be passed through to shareholders.

SMALL-CAP OR MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

4. Management of the Trust
--------------------------------------------------------------------------------

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."


THE TRUST

The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among thirty-nine (39) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.


THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. EQ Financial Consultants, Inc. ("EQFC") previously served as the Manager of the Trust, until September 17, 1999 when the Trust's Investment Management Agreement was transferred to Equitable. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, a French insurance holding company.

Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management of the Trust. In the exercise of that responsibility, and under the Multi-Manager Order, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select new or additional Advisers for the Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian.


The contractual management fee rates payable by the Trust are at the following annual percentages of the value of each Portfolio's average daily net assets:


CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS) (FEE ON ALL ASSETS)


 INDEX PORTFOLIOS
 EQ/International Equity Index     0.350%
 EQ/Small Company Index            0.250%


CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                 FIRST          NEXT          NEXT          NEXT
 DEBT PORTFOLIO             $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
-------------------------- -------------- -------------- ------------ -------------- -----------
EQ/J.P. Morgan Core Bond        0.450%         0.425%        0.400%        0.380%        0.370%

CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                         FIRST        NEXT         NEXT         NEXT
 EQUITY PORTFOLIOS                   $1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION   THEREAFTER
----------------------------------- ------------ ------------ ------------ ------------ -----------
EQ/Capital Guardian International       0.850%       0.800%       0.775%       0.750%       0.725%
EQ/Putnam International Equity          0.850%       0.800%       0.775%       0.750%       0.725%
EQ/Putnam Investors Growth              0.650%       0.600%       0.575%       0.550%       0.525%
EQ/Lazard Small Cap Value               0.750%       0.700%       0.675%       0.650%       0.625%

The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager (or the predecessor Manager for certain of the Portfolios) received in 2000 for managing each of the Portfolios and the rate of the management fees waived by the Manager (or the predecessor Manager for certain of the Portfolios) in 2000 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.


MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2000

                                      ANNUAL        RATE OF
                                       RATE          FEES
 PORTFOLIOS                          RECEIVED       WAIVED
 ----------                          --------       ------
 EQ/International Equity Index         0.35%         0.03%
 EQ/Small Company Index                0.25%         0.18%
 EQ/Capital Guardian International     0.83%         0.08%
 EQ/J.P. Morgan Core Bond              0.45%         0.01%
 EQ/Lazard Small Cap Value             0.76%         0.03%
 EQ/Putnam International Equity        0.80%         0.04%
 EQ/Putnam Investors Growth            0.62%         0.02%

EXPENSE LIMITATION AGREEMENT

In the interest of limiting until April 30, 2002 the expenses of each Portfolio, the Manager has entered into an amended and restated expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:


EXPENSE LIMITATION PROVISIONS

                                          TOTAL EXPENSES
                                         LIMITED TO (% OF
 PORTFOLIOS                              DAILY NET ASSETS)
 ----------                              -----------------
 EQ/International Equity Index                  0.85%
 EQ/Small Company Index                         0.60%
 EQ/Capital Guardian International              0.95%
 EQ/Putnam International Equity                 1.00%
 EQ/Putnam Investors Growth                     0.70%
 EQ/J.P. Morgan Core Bond                       0.55%
 EQ/Lazard Small Cap Value                      0.85%

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio in accordance with the Expense Limitation Agreement during any of the previous five (5) fiscal years, (or three (3) fiscal years for certain Portfolios) less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


THE ADVISERS

Each Portfolio has one or more Advisers that furnish an investment program for the Portfolio (or portion thereof for which the entity serves as Adviser) pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio (or portion thereof for which the entity serves as Adviser), places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser or the Manager and may perform certain limited related administrative functions in connection therewith.

The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without obtaining the approval of the relevant Portfolio's shareholders to: (a) employ a new Adviser or additional Advisers for any Portfolio; (b) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (c) terminate and replace the Advisers. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act ("Affiliated Adviser"), such as Alliance, unless the investment advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in an information statement under Schedule 14C of the Securities Exchange Act of 1934, as amended ("1934 Act").

The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. From time to time, the advisory fee may be changed without shareholder approval. No Portfolio is responsible for the fees paid to each of the Advisers.


THE ADMINISTRATOR

Pursuant to an agreement, Equitable currently serves as the Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting and compliance services, and makes available the office space, equipment, personnel and facilities required to provide such services to the Trust.

Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers. For these services, the Trust pays Equitable $30,000 for each Portfolio, and a monthly fee at the annual rate of 0.04 of 1% of the first $3 billion of total Trust average daily net assets, 0.03 of 1% of the next $3 billion; 0.025 of 1% of the next $4 billion; and 0.0225% of 1% of the total Trust average daily net assets in excess of $10 billion.


THE TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


BROKERAGE PRACTICES

In selecting brokers and dealers in accordance with Section 28(e) of the 1934 Act, the Manager and each Adviser may consider research and brokerage services received by the Manager, the Advisers, the Trust or any Portfolio. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment or (ii) allocate brokerage to broker dealers in recognition of their past sales of shares of the Trust.


BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.

5. Fund distribution arrangements
--------------------------------------------------------------------------------

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and EDI are affiliates of Equitable. Both AXA Advisors and EDI are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

It is anticipated that by June 30, 2001, Equitable Distributors, LLC ("EDI LLC") will become a successor by merger to all of the functions, rights and obligations of EDI, including the role of distributor for the Trust. Like EDI, EDI LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all references to the principal underwriter EDI in each prospectus should be replaced with EDI LLC.

The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

6. Purchase and redemption
--------------------------------------------------------------------------------

The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.

Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

Portfolios that invest a significant portion of their assets in foreign securities may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's Portfolios. These kinds of strategies and transfer activities are disruptive to the Trust's Portfolios. If we determine that your transfer patterns among the Trust's Portfolio's are disruptive to the Trust's Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

7. How assets are valued
--------------------------------------------------------------------------------

Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

o Foreign securities not traded directly, including depositary receipts, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

The Trust may also fair value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a Portfolio's net asset value fairly reflects securities values as of the time of pricing.

8. Tax information
--------------------------------------------------------------------------------

Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator, and Manager therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

9. Financial Highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares since May 1, 1997. The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2000 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.



EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO
(FKA CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO):

                                                                                                 CLASS IB
                                                                                    -----------------------------------
                                                                                      YEAR ENDED        MAY 1, 1999*
                                                                                     DECEMBER 31,            TO
                                                                                         2000         DECEMBER 31, 1999
                                                                                    --------------   ------------------
Net asset value, beginning of period ............................................      $  14.10           $  10.00
                                                                                       --------           ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................          0.10                  -
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................         (2.68)              4.10
                                                                                       --------           ---------
  Total from investment operations ..............................................         (2.58)              4.10
                                                                                       --------           ---------
  LESS DISTRIBUTIONS:
  Dividends in excess of net investment income ..................................         (0.07)                 -
  Distributions from realized gains .............................................         (0.17)                 -
                                                                                       --------           ---------
  Total dividends and distributions .............................................         (0.24)                 -
                                                                                       --------           ---------
Net asset value, end of period ..................................................      $  11.28           $  14.10
                                                                                       ========           =========
Total return ....................................................................        (19.19)%            41.00%(b)
                                                                                       ========           =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................      $110,486           $ 52,049
Ratio of expenses to average net assets after waivers ...........................          1.20%              1.20%(a)
Ratio of expenses to average net assets before waivers ..........................          1.28%              1.65%(a)
Ratio of net investment income to average net assets after waivers ..............          0.37%              0.02%(a)
Ratio of net investment income to average net assets before waivers .............          0.29%             (0.43)%(a)
Portfolio turnover rate .........................................................            26%                28%
  Effect of voluntary expense limitation during the period:
   Per share benefit to net investment income ...................................      $   0.02           $   0.02

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO
(FKA EQ INTERNATIONAL EQUITY INDEX PORTFOLIO):**

                                                                                           CLASS IB
                                                                   ---------------------------------------------------------
                                                                                          YEAR ENDED
                                                                                         DECEMBER 31,
                                                                   ---------------------------------------------------------
                                                                          2000               1999                1998
                                                                   -----------------   ----------------   ------------------
Net asset value, beginning of period ...........................        $ 14.87           $ 11.85             $ 10.00
                                                                        -------           -------             -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................           0.11              0.10                0.08
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................          (2.72)             3.15                1.92
                                                                        -------           -------             -------
  Total from investment operations .............................          (2.61)             3.25                2.00
                                                                        -------           -------             -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................              -             (0.10)              (0.15)
  Dividends in excess of net investment income .................          (0.01)            (0.02)                  -
  Distributions from realized gains ............................          (0.45)            (0.11)                  -
                                                                        -------           -------             -------
  Total dividends and distributions ............................          (0.46)            (0.23)              (0.15)
                                                                        -------           -------             -------
Net asset value, end of period .................................        $ 11.80           $ 14.87             $ 11.85
                                                                        =======           =======             =======
Total return ...................................................         (17.63)%           27.50%              20.07%
                                                                        =======           =======             =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............................        $99,467           $94,581             $48,075
Ratio of expenses to average net assets after waivers ..........           1.01%(c)          0.94%(c)            0.84%(c)
Ratio of expenses to average net assets before waivers .........           1.04%(c)          1.05%(c)            1.49%(c)
Ratio of net investment income to average net assets after
  waivers ......................................................           0.86%(c)          0.96%(c)            1.11%(c)
Ratio of net investment income to average net assets before
  waivers ......................................................           0.83%(c)          0.85%(c)            0.46%(c)
Portfolio turnover rate ........................................             12%                7%                  3%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ...................        $     -           $  0.03             $  0.05

EQ/J.P. MORGAN CORE BOND PORTFOLIO
(FKA J.P. MORGAN CORE BOND PORTFOLIO):**


                                                                                      CLASS IB
                                                                   ----------------------------------------------
                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                                   ----------------------------------------------
                                                                        2000            1999             1998
                                                                   -------------   --------------   -------------
Net asset value, beginning of year .............................      $   9.92        $  10.57        $  10.00
                                                                      --------        --------        --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................          0.54            0.49            0.21
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................          0.61           (0.66)           0.70
                                                                      --------        --------        --------
  Total from investment operations .............................          1.15           (0.17)           0.91
                                                                      --------        --------        --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................         (0.56)          (0.48)          (0.21)
  Dividends in excess of net investment income .................              -              -           (0.01)
  Distributions from realized gains ............................              -              -           (0.11)
  Distributions in excess of realized gains ....................              -              -           (0.01)
                                                                      ---------       --------        ---------
  Total dividends and distributions ............................         (0.56)          (0.48)          (0.34)
                                                                      ---------       --------        ---------
  Net asset value, end of year .................................      $  10.51        $   9.92        $  10.57
                                                                      ========        ========        ========
  Total return .................................................         11.55%          (1.64)%          9.02%
                                                                      ========        ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ................................      $233,916        $156,581        $103,326
Ratio of expenses to average net assets after waivers ..........          0.80%           0.80%           0.80%
Ratio of expenses to average net assets before waivers .........          0.81%           0.89%           1.03%
Ratio of net investment income to average net assets after
   waivers .....................................................          5.92%           5.53%           4.95%
Ratio of net investment income to average net assets before
   waivers .....................................................          5.91%           5.44%           4.72%
Portfolio turnover rate ........................................           185%            233%            428%
  Effect of voluntary expense limitation during the year:
   Per share benefit to net investment income ..................      $      -        $   0.01        $   0.01

EQ/LAZARD SMALL CAP VALUE PORTFOLIO
(FKA LAZARD SMALL CAP VALUE PORTFOLIO):**


                                                                                      CLASS IB
                                                                   ----------------------------------------------
                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                                   ----------------------------------------------
                                                                        2000            1999            1998
                                                                   -------------   -------------   --------------
Net asset value, beginning of year .............................     $   9.32          $  9.27         $ 10.00
                                                                     --------          -------         -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................         0.03             0.04            0.02
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................         1.68             0.11           (0.72)
                                                                     --------          -------         -------
  Total from investment operations .............................         1.71             0.15           (0.70)
                                                                     --------          -------         -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................        (0.02)           (0.04)          (0.03)
  Distributions from realized gains ............................        (0.25)           (0.06)              -
                                                                     --------          -------         -------
  Total dividends and distributions ............................        (0.27)           (0.10)          (0.03)
                                                                     --------          -------         -------
Net asset value, end of year ...................................     $  10.76          $  9.32         $  9.27
                                                                     ========          =======         =======
Total return ...................................................        18.56%            1.66%          (7.03)%
                                                                     ========          =======         =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ................................     $107,433          $72,607         $51,046
Ratio of expenses to average net assets after waivers ..........         1.12%            1.20%           1.20%
Ratio of expenses to average net assets before waivers .........         1.15%            1.30%           1.54%
Ratio of net investment income to average net assets after
  waivers ......................................................         0.31%            0.48%           0.52%
Ratio of net investment income to average net assets before
  waivers ......................................................         0.28%            0.39%           0.18%
Portfolio turnover rate ........................................           69%              48%             21%
  Effect of voluntary expense limitation during the year:
   Per share benefit to net investment income ..................     $      -          $  0.01         $  0.02

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO:

                                                                                         CLASS IB
                                                                ----------------------------------------------------------
                                                                              YEAR ENDED                   MAY 1, 1997*
                                                                             DECEMBER 31,                       TO
                                                                ---------------------------------------    DECEMBER 31,
                                                                     2000         1999         1998            1997
                                                                ------------- ------------ ------------ ------------------
Net asset value, beginning of period ..........................   $  19.35     $  13.01     $  10.89         $ 10.00
                                                                  --------     --------     --------         -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................................       0.27         0.07         0.05            0.03
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ..........................      (2.71)        7.69         2.07            0.93
                                                                  --------     --------     --------         -------
  Total from investment operations ............................      (2.44)        7.76         2.12            0.96
                                                                  --------     --------     --------         -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........................      (0.12)       (0.13)           -           (0.02)
  Dividends in excess of net investment income ................      (0.07)       (0.22)           -               -
  Distributions from realized gains ...........................      (3.07)       (1.07)           -           (0.01)
  Distributions in excess of realized gains ...................      (0.21)           -            -           (0.04)
                                                                  --------     --------     --------         -------
  Total dividends and distributions ...........................      (3.47)       (1.42)           -           (0.07)
                                                                  --------     --------     --------         -------
Net asset value, end of period ................................   $  13.44     $  19.35     $  13.01         $ 10.89
                                                                  ========     ========     ========         =======
Total return ..................................................     (12.33)%      60.24%       19.51%           9.58%(b)
                                                                  ========     ========     ========         =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................   $357,232     $299,159     $143,721         $55,178
Ratio of expenses to average net assets after waivers .........       1.23%        1.20%        1.20%           1.20%(a)
Ratio of expenses to average net assets before waivers ........       1.27%        1.26%        1.46%           2.53%(a)
Ratio of net investment income to average net assets after
  waivers .....................................................       1.01%        0.54%        0.64%           0.74%(a)
Ratio of net investment income to average net assets
  before waivers ..............................................       0.98%        0.48%        0.38%          (0.59)%(a)
Portfolio turnover rate .......................................        112%         119%          94%             43%
   Effect of voluntary expense limitation during the
    period:
    Per share benefit to net investment income ................   $   0.01     $   0.01     $   0.02        $    0.05

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO:

                                                                                           CLASS IB
                                                                ---------------------------------------------------------------
                                                                                YEAR ENDED                      MAY 1, 1997*
                                                                               DECEMBER 31,                          TO
                                                                -------------------------------------------     DECEMBER 31,
                                                                     2000           1999           1998             1997
                                                                -------------- -------------- ------------- -------------------
Net asset value, beginning of period ..........................    $  21.41       $  16.79      $  12.33         $ 10.00
                                                                   --------       --------      --------         -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ................................       (0.04)         (0.03)         0.01            0.02
  Net realized and unrealized gain (loss) on investments
     and foreign currency transactions ........................       (3.70)          5.09          4.46            2.45
                                                                   --------       --------      --------         -------
  Total from investment operations ............................       (3.74)          5.06          4.47            2.47
                                                                   --------       --------      --------         -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........................           -              -         (0.01)          (0.03)
  Distributions from realized gains ...........................       (0.03)         (0.44)            -           (0.04)
  Distributions in excess of realized gains ...................       (0.40)             -             -           (0.07)
                                                                   --------       --------      --------         -------
  Total dividends and distributions ...........................       (0.43)         (0.44)        (0.01)          (0.14)
                                                                   --------       --------      --------         -------
Net asset value, end of period ................................    $  17.24       $  21.41      $  16.79         $ 12.33
                                                                   ========       ========      ========         =======
Total return ..................................................      (17.79)%        30.24%        36.27%          24.70%(b)
                                                                   ========       ========      ========         =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................    $397,968       $384,175      $175,015         $39,695
Ratio of expenses to average net assets after waivers .........        0.95%          0.93%         0.85%           0.85%(a)
Ratio of expenses to average net assets before waivers ........        0.97%          0.98%         1.09%           2.13%(a)
Ratio of net investment income to average net assets after
  waivers .....................................................       (0.25)%        (0.20)%        0.14%           0.58%(a)
Ratio of net investment income to average net assets
  before waivers ..............................................       (0.23)%        (0.25)%       (0.10)%         (0.70)%(a)
Portfolio turnover rate .......................................          81%            76%           64%             47%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ..................    $      -       $   0.01      $   0.02         $  0.05

EQ/SMALL COMPANY INDEX PORTFOLIO
(FKA EQ SMALL COMPANY INDEX PORTFOLIO):**

                                                                                  CLASS IB
                                                                   ---------------------------------------
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                   ---------------------------------------
                                                                       2000          1999          1998
                                                                   -----------   -----------   -----------
Net asset value, beginning of year .............................     $ 10.85      $  9.56       $ 10.00
                                                                     -------      -------       -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................        0.09         0.09          0.07
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions ...............................       (0.55)        1.85         (0.30)
                                                                     -------      -------       -------
  Total from investment operations .............................       (0.46)        1.94         (0.23)
                                                                     -------      -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........................       (0.08)       (0.09)        (0.07)
  Distributions from realized gains ............................       (1.28)       (0.56)        (0.13)
  Distributions in excess of realized gains ....................           -            -         (0.01)
                                                                     -------      -------       -------
  Total dividends and distributions ............................       (1.36)       (0.65)        (0.21)
                                                                     -------      -------       -------
Net asset value, end of year ...................................     $  9.03      $ 10.85       $  9.56
                                                                     =======      =======       =======
Total return ...................................................       (3.43)%      20.68%        (2.27)%
                                                                     =======      =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ................................     $72,747      $59,931       $32,609
Ratio of expenses to average net assets after waivers ..........        0.75%        0.71%         0.60%
Ratio of expenses to average net assets before waivers .........        0.93%        1.20%         1.81%
Ratio of net investment income to average net assets after
  waivers ......................................................        0.73%        1.11%         1.18%
Ratio of net investment income to average net assets before
  waivers ......................................................        0.55%        0.62%        (0.03)%
Portfolio turnover rate ........................................          59%          59%           35%
  Effect of voluntary expense limitation during the year:
   Per share benefit to net investment income ..................     $  0.02      $  0.04       $  0.07

---------
*     Commencement of Operations.
**    Commenced operations on January 1, 1998.
(a)   Annualized.
(b)   Total return is not annualized.
(c) Reflects overall fund ratios for investment income and non-class specific expense.

10. Prior performance of each adviser
--------------------------------------------------------------------------------

The following table provides information concerning the historical performance of another registered investment company (or series) and/or composite of other institutional private accounts and registered investment companies managed by each Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of the Advisers in managing substantially similar investment vehicles as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio under the caption "ABOUT THE INVESTMENT PORTFOLIOS."

Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated on a total return basis and includes all losses. As specified below, this composite performance data is provided only for the Capital Guardian Non-U.S Equity Composite (collectively, the "Composite"). The total returns for the Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by Capital Guardian's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The Composite includes all actual, fee-paying, discretionary institutional private accounts managed by Capital Guardian that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio.

Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The institutional private accounts that are included in the Composite are not subject to the same types of expenses to which the relevant Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies under the federal securities laws.

The major difference between the SEC prescribed calculation of average annual total returns for registered investment companies or (series thereof) and total returns for composite performance is that average annual total returns reflect all fees and charges applicable to the registered investment company in question and the total return calculation for the Composite reflects only those fees and charges described in the paragraph directly above.

The performance results for the registered investment companies or Composite presented below are generally subject to somewhat lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolios below will be subject to charges and expenses relating to such Contracts. The performance results presented below do not reflect any insurance related expenses and would be reduced if such charges were reflected.


The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks."

ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS MANAGED BY ADVISERS AS OF 12/31/00

The name of the other fund or account managed by the Adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.


-------------------------------------------------------------------------------------------------------------------------
                                                                1            5          10          Since      Inception
OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)      Year        Years       Years      Inception       Date
-------------------------------------------------------------------------------------------------------------------------
Benchmark
-------------------------------------------------------------------------------------------------------------------------
CAPITAL GUARDIAN NON-U.S. EQUITY COMPOSITE(2) (EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO)
                                                              -19.11%      15.02%      13.71%         N/A       12/31/78
-------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(1)                                            -14.01%       7.34%       6.17%         N/A
-------------------------------------------------------------------------------------------------------------------------

1 The Morgan Stanley Capital International EAFE Index ("EAFE Index") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. EAFE Index assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

2 The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were less than those of the relevant Trust's Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be reduced.

--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2001, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953